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                                                                   Exhibit 10.01

                                 VISTACARE, INC.

                             1998 STOCK OPTION PLAN

                      AS AMENDED AND RESTATED JULY 29, 2002

1.    Purposes.

      (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to purchase stock of the Company.

      (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

      (c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.    Definitions.

      (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Section 424(e) and (f) respectively, of the Code.

      (b) "Board" means the Board of Directors of the Company.

      (c) "Code" means the Internal Revenue Code of 1986, as amended.

      (d) "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

      (e) "Common Stock" means the Company's Class A Common Stock, $.01 par value per share.

      (f) "Company" means VistaCare, Inc.

      (g) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided
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that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

      (h) "Continuous Status as an Employee, Director or Consultant" means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

      (i) "Director" means a member of the Board.

      (j) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

      (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (l) "Fair Market Value" means, as of any date, the value of the Class A Common Stock of the Company determined in good faith by the Board.

      (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      (n) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

      (o) "Option" means a stock option granted pursuant to the Plan.

      (p) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

      (q) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

      (r) "Plan" means this 1998 Stock Option Plan.

      (s) "Post-Termination Exercise Period" means the period of time commencing on the date the Optionee's Continuous Status as an Employee, Director or Consultant ceases and ending on the Termination Date.


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      (t) "Termination Date" means the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant on such later or earlier date specified in or determined in accordance with the Option Agreement prior to which an Option may be exercised.

3.    Administration.

      (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

      (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (1) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Option granted (which need not be identical), including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

            (2) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

            (3) To amend the Plan or an Option as provided in Section 11.

            (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

      (c) The Board may delegate administration of the Plan to any person or persons (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

      (d) In the event the Company registers any class of equity security pursuant to Section 12 of the Exchange Act, the Board shall delegate administration of the Plan to a Committee, as provided in subsection (c) above. Each member of such Committee shall be an "outside director" within the meaning of Section 162(m) of the Code. Such Committee, if so


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appointed, shall have the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to such Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The foregoing notwithstanding, the Board may abolish such Committee at any time and revest in the Board the administration of the Plan.

4.    Shares Subject to the Plan.

      (a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate eight million (8,000,000) shares of the Company's Class A Common Stock. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

      (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

      (c) Any other provision of this Plan notwithstanding, in the event the Company registers any class of equity security pursuant to Section 12 of the Exchange Act, thereafter the number of shares of Common Stock for which Options may be granted in any single fiscal year of the Company to any participant in the Plan shall not exceed 1,500,000 shares (the "Individual Limit"). For purposes of the foregoing limitation, if any Option is canceled, the canceled Option shall continue to be counted against the Individual Limit. If after grant the exercise price of an Option is modified, the transaction shall be treated as the cancellation of the Option and the grant of a new Option; in any such case, both the Option that is canceled and the Option deemed to be granted shall be counted against the Individual Limit.

5.    Eligibility.

      (a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants.

      (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant. To the extent required by applicable law, the provisions of this subsection 5(b) shall also apply to the grant of a Nonstatutory Stock Option granted to a ten percent (10%) stockholder described in the preceding sentence.


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6.    Option Provisions.

      Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

      (a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

      (b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair market Value on the date of grant. The exercise price of each Nonstatutory Stock Option shall be as determined by the Board at the time such Option is granted. Notwithstanding the foregoing, the Board may grant an Incentive Stock Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(a) of the Code applies.

      (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other capital stock of the Company,
(B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other capital stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d) (but no deferred payment of the Common Stock's par value may be made unless permitted by applicable law), or
(C) by delivery to the Company of irrevocable instructions to a broker to (i) either sell the shares subject to the option being exercised or hold such shares as collateral for a margin loan and (ii) promptly deliver to the Company the amount of the sale or loan proceeds required to pay the exercise price; or (D) in any other form of legal consideration that may be acceptable to the Board.

      In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

      (d) Transferability. An Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.


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      (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised. Notwithstanding any other provisions of the Plan to the contrary, an Option shall be fully vested in the event of an Optionee's death or total and permanent disability (as determined by the Company in its sole discretion).

      (f) Securities Law Compliance. The Company may require any Optionee, or any person to whom an Option is transferred under subjection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require the Optionee to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities and other laws as a condition of granting an Option to such Optionee or permitting the Optionee to exercise such Option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of stock.

      (g) Termination of Continuous Status as an Employee, Director or Consultant. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the Termination Date, or
(ii) the expiration date of the Option as set forth in the Option Agreement (the "Expiration Date"). If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement,


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the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

      An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) and prior to the Termination Date would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, the Termination Date shall be extended to such date that would allow the Option to be exercisable without violation of such restriction requirements for an aggregate period equal to the Post-Termination Expiration Period (but in no event after the Expiration Date).

      (h) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's total and permanent disability (as determined by the Board in its sole discretion), the Optionee may exercise his or her Option until the expiration of the term of the Option. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

      (i) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d) until the expiration of the term of such Option. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

      (j) Right of Repurchase. The Option may, but need not, include a provision whereby the Company may elect to repurchase all or any part of the shares issued upon exercise of the Option in the event the Optionee's Continuous Status as an Employee, Director or Consultant terminates. The Option may, but need not, provide for a difference in the repurchase price if such termination is for cause (as determined by the Company in its sole discretion).

      (k) Right of First Refusal. The Option may, but need not, include a provision whereby the Company may elect, prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, to exercise a right of first refusal following receipt of notice from the Optionee of the intent to transfer all or any part of the shares issued upon the exercise of the Option. Such right of first refusal must be exercised by the Company no more than thirty (30) days following receipt of notice of the Optionee's intent to transfer shares and must be exercised as to all the shares the Optionee intends to transfer unless the Optionee consents to exercise for less than all the shares offered. The purchase of the shares following exercise must be completed within sixty (60) days of the Company's receipt of notice of the


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Optionee's intent to transfer shares or such longer period of time as has been offered by the person to whom the Optionee intends to transfer the shares.

      (l) Withholding. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Class A Common Stock otherwise issuable to the Optionee as a result of the exercise of the Option; or
(3) delivering to the Company owned and unencumbered shares of the capital stock of the Company.

      (m) Agreement Not to Compete. The Option may, but need not, provide that at any time that the Optionee serves as an employee, officer, director or consultant of the Company and for a period of one year after the termination such service for any reason, the Optionee may not directly or indirectly, individually or as a consultant to, or employee, officer, director, stockholder, partner or other owner or participant in any business entity, whether for profit or not-for-profit, other than the Company, engage in or assist any other person to engage in any business in which the Company is engaging or in which the Company plans to engage at the time of such Optionee's termination, including but not limited to the provision of hospice related services, anywhere in the United States of America. If the Optionee violates such agreement not to compete, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

7.    Covenants of the Company.

      (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

      (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction of the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8.    Use of Proceeds from Stock.

      Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.


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9.    Miscellaneous.

      (a) The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest pursuant to subsection 6(e), notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

      (b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

      (c) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Director, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause, the right of the Board and/or the Company's shareholders to remove any Director pursuant to the terms of the Company's shareholders to remove any Director pursuant to the terms of the Company's By-Laws and applicable law, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate.

      (e) To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

      (f) The Board shall have the authority to effect, at any time and from time to time (i) the repricing of any outstanding Options under the Plan, (ii) with the consent of the affected holders of Options, the conversion of any Incentive Stock Options to Nonstatutory Stock Options (a "Conversion") and, in connection with any such Conversion, an extension of the Expiration Date of any or all of the affected Options, and/or (iii) with the consent of the affected holders of Options, the cancellation of any outstanding Options and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock, but having an exercise price per share not less than one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a ten percent (10%) stockholder (as defined in subsection 5(b), not less than one hundred and ten percent (110%) of the Fair Market Value) per share of Common Stock on the new grant date. Notwithstanding the foregoing, the Board may grant an Incentive Stock Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(c) of the Code applies. If the Board elects to effect a Conversion and the holder of the affected Options consents thereto, the Company shall enter into such agreements with such holder (including


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without limitation, a Nonstatutory Stock Option Agreement reflecting the terms of such affected Options) as the Board deems necessary and appropriate.

10.   Adjustments Upon Changes in Stock.

      (a) If any change is made in the stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, reincorporation, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a), and the outstanding Options will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Options. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive.

      (b) In the event of: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then to the extent permitted by applicable law: (i) any surviving or acquiring corporation shall assume any Options outstanding under the Plan or shall substitute similar Options (including an option to acquire the same consideration paid to the stockholders in the transaction described in this subsection 10(b)) for those outstanding under the Plan, or (ii) such Options shall continue in full force and effect. In the event any surviving or acquiring corporation refuses to assume such Options, or to substitute similar options for those outstanding under the Plan, then, with respect to Options held by persons then performing services as Employees, Directors or Consultants, the time during which such Options may be exercised shall be accelerated prior to such event and the Options terminated if not exercised after such acceleration and at or prior to such event.

11.   Amendment of the Plan and Options.

      (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment where the amendment requires


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stockholder approval in order for the Plan to satisfy the requirements of
Section 422 of the Code (including an increase in the number of shares reserved for issuance under the Plan).

      (b) The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

      (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

      (d) Rights and obligations under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted and
(ii) such person consents in writing.

      (e) The Board at any time, and from time to time, may amend the terms of any one or more Options, provided, however, that the rights and obligations under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Option was granted and
(ii) such person consents in writing.

12.   Termination or Suspension of the Plan.

      (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) Rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Option was granted.

13.   Effective Date of Plan.

      The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

      The Plan was adopted by the Board on July 17, 1998.


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